                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley U.S. Government Money Market Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended July 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: September 22, 2003                                       Ronald E. Robison
                                                     Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley U.S. Government Money Market Trust and will be retained by Morgan Stanley U.S. Government Money Market Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley U.S. Government Money Market Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended July 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: September 22, 2003                                     Francis Smith
                                                     Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley U.S. Government Money Market Trust and will be retained by Morgan Stanley U.S. Government Money Market Trust and furnished to the Securities and Exchange Commission or its staff upon request.






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